Payments, by Category - USD ($) $ in Millions	Taxes		Royalties	Fees	Prod. Entitlements		Bonuses		Comm. Social Resp.		Total Payments
Total	$ 93.2	[1]	$ 83.5	$ 0.2	$ 47.9	[2]	$ 0.3	[3]	$ 4.7	[4]	$ 229.8

[1]
Taxes paid in Equatorial Guinea (EG) consist of corporate income taxes on our investments in the country. A portion of our EG tax payments are made in Central African CFA Francs (XAF) and converted into USD at the exchange rate existing at the time the payment is made.

[2]
Production entitlements attributable to the EG Government are reported as in-kind payments of salable hydrocarbons where we are the operator. Under certain of our contracts, production is shared between the parties, including State entities. Each party may decide to take custody and sell their entitled production on their own account. Production entitlement volumes are reported when the EG Government takes possession of their share from our operated areas. The value of these payments is calculated on a monthly basis, at fair market value, multiplied by the volumes conveyed to the EG Government during the month.

[3]
Bonus payments are made to the EG Government when certain contract milestones are achieved. These payments were made in XAF and converted into USD at the exchange rate existing at the time the payment is made.

[4]
Community and social responsibility (“CSR”) payments are made in-kind and reported at actual cost. The CSR payments primarily consist of spending on projects directed towards improving public health and quality of life in EG. The largest such project is an award-winning, public-private partnership focused on malaria prevention and treatment.